EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Hemp Naturals, Inc. (together, the "Registrant") on Form 10-Q/A for the period 05/31/2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Levi Jacobson, CEO of Hemp Naturals, Inc. certify, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Hemp Naturals, Inc
a Delaware corporation

/s/ Levi Jacobson
CEO
Date: January 26, 2018